Exhibit 99.1

Cronos Group Announces Strategic Investment in PharmaCann, a Leading U.S. Cannabis Company

Investment is Expected to Position Cronos Group to Benefit from Rapid Growth in the
U.S. Cannabis Market

PharmaCann is Well Positioned in Limited License States Across the Midwest and Northeast

TORONTO and CHICAGO, June 14, 2021 – Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos Group”) and PharmaCann Inc. (“PharmaCann”), one of the largest vertically integrated cannabis companies in the United States (“U.S.”), today announced that they have entered into an agreement under which a wholly owned subsidiary of Cronos Group has purchased an option (the “Option”) to acquire an approximately 10.5% ownership stake in PharmaCann (the "Transaction”) on a fully-diluted basis. The Option exercise will be based upon various factors, including the status of U.S. federal cannabis legalization, as well as regulatory approvals, including in the states where PharmaCann operates that may be required upon exercise.

PharmaCann has a broad geographic footprint in the U.S. and has built an efficient, effective and scalable operating model, including six production facilities and 23 dispensaries operating under the Verilife™ brand across six limited license states: New York, Illinois, Ohio, Maryland, Pennsylvania and Massachusetts. PharmaCann continues to invest in its manufacturing infrastructure and brand development to capitalize on the significant consumer retail and business-to-business wholesale opportunities.

“Our U.S. growth strategy focuses on delivering long term shareholder value by assembling a best-in-class brand and intellectual property portfolio and positioning to deploy our products in the U.S. market through investments and opportunities with U.S. leaders who share our vision and commitment to responsibly distributing disruptive cannabinoid products that improve people’s lives,” said Kurt Schmidt, President and Chief Executive Officer of Cronos Group. “We were attracted to PharmaCann as an investment because of their disciplined capital allocation, strong track-record and compelling licensed manufacturing and retail footprint. Further, we are excited to partner with PharmaCann because of our shared commitment to elevating product quality and consistency through science and best in class operations and manufacturing.”

“We are pleased to announce our strategic alliance with Cronos Group,” said Brett Novey, Chief Executive Officer of PharmaCann. “This investment validates our position as a leading vertically integrated U.S. cannabis company and highlights our ability to continue to expand and enhance our strong asset base. We are excited to work with Cronos Group as we advance PharmaCann’s mission to improve people’s lives through cannabis.”

Transaction Terms

Under the terms of the Transaction, total consideration paid by Cronos Group for the Option was approximately $110.4 million, which was deposited by Cronos Group with a third-party paying agent to be distributed directly to PharmaCann shareholders. The Option is subject to certain anti-dilution and other adjustments.

At Cronos Group’s election and following its exercise of the Option, Cronos Group and PharmaCann will enter into commercial agreements that would permit each party to offer its products through either party’s distribution channels. In addition, at Cronos Group’s election and following its exercise of the Option, Cronos Group and PharmaCann will enter into an investor rights agreement that would provide Cronos Group with certain governance rights, such as a board seat or board observer subject to certain conditions, and a registration rights agreement that would provide Cronos Group with customary registration rights of PharmaCann common stock.

Michael Gorenstein, Executive Chairman of Cronos Group, and Jason Adler, a director of Cronos Group, each hold an indirect interest in PharmaCann by way of their interest in a fund affiliated with Gotham Green Partners, which is a stockholder of PharmaCann. A special committee composed entirely of independent directors of Cronos Group was formed to evaluate and make recommendations to the Board of Directors of Cronos Group with respect to the Transaction and other opportunities in the U.S.

The Transaction has been approved by the PharmaCann Board of Directors and the requisite PharmaCann shareholders and approved by the Cronos Group Board of Directors (other than Mr. Gorenstein and Mr. Adler) following the unanimous recommendation of the special committee of independent directors.

Cowen served as financial advisor to the special committee of independent directors of Cronos Group and Sullivan & Cromwell LLP and McGuireWoods LLP served as legal advisors to Cronos Group. Perella Weinberg Partners LP served as financial advisor to Altria Group, Inc.

Canaccord Genuity Corp. served as financial advisor and Fox Rothschild LLP served as legal advisor to PharmaCann.

About Cronos Group
Cronos Group is an innovative global cannabinoid company with international production and distribution across five continents. Cronos Group is committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos Group is building an iconic brand portfolio. Cronos Group’s portfolio includes PEACE NATURALS™, a global wellness platform, two adult-use brands, COVE™ and Spinach™, and three U.S. hemp-derived CBD brands, Lord Jones™, Happy Dance™ and PEACE+™. For more information about Cronos Group and its brands, please visit: thecronosgroup.com.
About PharmaCann
PharmaCann is one of the nation’s largest privately held and vertically integrated cannabis companies, providing safe, reliable, and high-quality cannabis products to people in both the medical and adult-use markets. The PharmaCann geographic footprint includes PharmaCann dispensaries and cultivation and processing operations in six states. For more information about PharmaCann, please visit: PharmaCann.com.

Forward-looking Statements
This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature or that necessarily depends on future or subsequent events may constitute Forward-

looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar words, expressions or phrases intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this press release include Cronos Group’s intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements. Actual results may differ materially from current expectations because of risks associated with, among other things: (i) uncertainties as to Cronos Group’s consideration and/or ability to exercise the Option, including the status and future development of federal legalization of cannabis in the U.S.; (ii) uncertainties as to Cronos Group’s anticipated benefits of the Transaction and assumptions as to the timing of exercise of the Option; (iii) possibilities that the various conditions to Cronos Group’s exercise of the Option may not be satisfied, including, without limitation, the state regulatory approvals that may be required prior to the exercise of the Option and the possibility that a governmental entity may prohibit, delay or refuse to grant any state regulatory approval in connection with the exercise of the Option; (iv) changes in U.S. federal laws regarding the cultivation, distribution or possession of marijuana, including, without limitation, the Controlled Substances Act of the U.S.; (v) assuming all conditions to exercise the Option are satisfied, possibilities that the exercise of the Option may involve unexpected costs; (vi) possibilities that the industry in which PharmaCann and its subsidiaries operates may be subject to future risks, including regulatory and license risks; (vii) response of employees, customers, suppliers, business partners, regulators, markets and the public to the announcement of the Transaction and if applicable, in connection with exercise of the Option; and (viii) other expectations and assumptions concerning the transactions contemplated between Cronos Group and PharmaCann. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on Cronos Group’s consolidated financial condition or results of operations. Investors are cautioned that Forward-looking Statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Cronos Group, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the Forward-looking Statements. Forward-looking Statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, including those discussed in Cronos Group’s Annual Report on Form 10-K for the year ended December 31, 2020, and Cronos Group’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, both of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

For further information, please contact:

Cronos Group
Shayne Laidlaw
Investor Relations
Tel: (416) 504-0004
investor.relations@thecronosgroup.com

PharmaCann
Beth Coronelli

Investor Relations
Tel: 312-667-6260 ext. 322019
communications@pharmacann.com